UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 8, 2006

                      Homeland Security Capital Corporation
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   814-00631                52-2050585
          --------                   ---------                ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia        22203-1664
 ----------------------------------------------------------       ----------
          (Address of principal executive offices)                (Zip code)

      Registrant's telephone number, including area code:   (703) 528-7073

                                      None
                                      ----
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Letter of Intent with SecurityInc.

On March 8, 2006, Homeland Security Capital Corporation (the "Company") and SecurityInc., a single-source manufacturer of active radio frequency identification (RFID) enabled security solutions for commercial and government sectors, entered into a non-binding letter of intent (Security Letter of Intent) for a business combination between a subsidiary of the Company and SecurityInc. (the Security Transaction).

Definitive Agreements for the Security Transaction are expected to be signed in the second calendar quarter of 2006. The Security Letter of Intent is non-binding and there are no assurances that a closing will occur.

The press release with respect to the Security Transaction is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Letter of Intent with Viscom Systems, Inc.

On March 9, 2006, the Company and Viscom Systems, Inc., a security integrator based in Cambridge, Massachusetts, entered into a non-binding letter of intent (Viscom Letter of Intent) for a business combination between a subsidiary of the Company and Viscom Sytems (the Viscom Transaction).

Definitive Agreements for the Viscom Transaction are expected to be signed in the second calendar quarter of 2006. The Viscom Letter of Intent is non-binding and there are no assurances that a closing will occur.

The press release with respect to the Viscom Transaction is filed as Exhibit
99.2 to this Current Report on Form 8-K and is incorporated by reference herein.


EXHIBIT        DESCRIPTION                                       LOCATION
-------        -----------                                       --------

Exhibit 99.1   Press Release, dated March 8, 2006,             Provided herewith
               announcing the letter of intent with
               SecurityInc.

Exhibit 99.2   Press Release, dated March 9, 2006 announcing   Provided herewith
               letter of intent with Viscom Systems, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 15, 2006             HOMELAND SECURITY CAPITAL CORPORATION.


                                    By:    /s/ C. Thomas McMillen
                                           ----------------------
                                    Name:  C. Thomas McMillen
                                    Title: President and Chief Executive Officer


                                       3